Income Taxes (Details 1)	12 Months Ended
	Jun. 30, 2013	Jul. 01, 2012	Jul. 03, 2011
Difference between income taxes computed at the Federal statutory tax rate and the provision for income taxes
US statutory rate	34.00%	34.10%	34.00%
State taxes, net of Federal tax benefit	2.00%	(0.10%)	0.40%
Foreign subsidiaries	(2.20%)	(3.70%)	(1.90%)
Non-controlling interest	(3.10%)	(7.30%)	(7.20%)
Valuation allowance	(1.00%)		0.50%
Other	2.10%	(0.30%)	(0.70%)
Total	31.80%	22.70%	25.10%